UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 16, 2004

Date of Report (Date of earliest event reported):

Commission File Number: 000-28915

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SONORAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Washington                                                                                      13-4093341

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

11300 W. Olympic Blvd., Suite 800, Los Angeles, California 90064

(Address of principal executive offices)

(866) 599-7676

(Issuer's telephone number, including area code)

Item 5.    Other Events.

Sonoran Energy, Inc. (the "Company") has elected to cancel its proposed acquisition of mineral rights in Peru and has declined to purchase BPZ Energy.  The Company has determined, after a review of information made available during the investigatory phase of the contract, that the contemplated purchase would not be in its best ineterest.

Dated:  March 16, 2004

SONORAN ENERGY, INC.

/s/ Paul Bristol

      Paul Bristol,

     President and CEO